UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 18, 2007

Cecil Bancorp, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:

410-398-1650

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

127 North Street Elkton, Maryland 21921

(Address and zip code of principal executive offices)

Maryland

(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01	REGULATION FD DISCLOSURE

Cecil Bancorp, Inc. plans to distribute the textual material included in Exhibit 99 hereto, which is incorporated herein by reference, in connection with the distribution on or about April 18, 2007, of the proxy materials for its 2007 Annual Meeting and its Annual Report on Form 10-KSB for the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cecil Bancorp, Inc.

By:	/s/ Mary B Halsey

Name:	Mary B Halsey
Title:	President and CEO
Date:	April 17, 2007